Victory Funds

Victory High Income Municipal Bond Fund

(the "Fund")

Supplement dated November 26, 2021

to the Summary Prospectus dated May 1, 2021 ("Summary Prospectus")

The Summary Prospectus is revised as set forth below.

1.The following replaces footnote 1 in the "Shareholder Fees" table for Class A shares in the section titled "Fund Fees and Expenses" on pages 1 of the Summary Prospectus.

Shareholder Fees	Class
(fees paid directly from your investment)	A

Maximum Sales Charge (Load) Imposed on Purchases	2.25%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	NONE1
(as a percentage of the lower of sale proceeds or the original offering price)

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section entitled Choosing a Share Class.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.